Exhibit 99.1

 Career Education Corporation Reports Results for Third Quarter 2006


    HOFFMAN ESTATES, Ill.--(BUSINESS WIRE)--Nov. 7, 2006--Career
Education Corporation (NASDAQ:CECO) today reported revenue of $462.4 million and net income of $20.7 million for the quarter ended
September 30, 2006.

    "Although third quarter results were disappointing, the board and management of Career Education Corporation took a number of significant steps during the quarter to resolve our current issues, improve our operating results, and lay the foundation for future growth," said Bob Dowdell, Career Education's President and Chief Executive Officer. "The potential for our company and our industry remains very strong, and we aim to steadily build value for all of our stakeholders going forward. Initially, we are focused on finding the best leadership for the company, specifically a permanent CEO, and strengthening key internal positions."

    RESULTS OF OPERATIONS

    Three Months Ended September 30, 2006

    -- Consolidated revenue was $462.4 million during the third quarter of 2006, a 7.0 percent decrease from consolidated revenue of $497.5 million during the third quarter of 2005. Revenue generated by the University segment's fully online platforms decreased 8.5 percent, to $154.7 million during the third quarter of 2006 from $169.1 million during the third quarter of 2005.

    -- Income from operations declined to $28.3 million during the third quarter of 2006, from $83.7 million during the third quarter of 2005. Operating profit margin percentage was 6.1 percent during the third quarter of 2006, a 10.7 percentage point decrease relative to an operating profit margin percentage of 16.8 percent during the third quarter of 2005. The decrease in operating profit margin percentage was primarily due to a decrease in operating profit margin percentage generated by our University segment's fully-online platforms and increases in administration expense, advertising expense, and occupancy expense as a percentage of revenue, offset, in part, by a decrease in bad debt expense as a percentage of revenue.

    University segment income from operations declined to $33.2 million during the third quarter of 2006, from $63.9 million during the third quarter of 2005.

    -- Consolidated net income during the third quarter of 2006 was $20.7 million, or $0.22 per diluted share, relative to consolidated net income of $54.9 million, or $0.53 per diluted share, during the third quarter of 2005. Third quarter 2006 net income includes a non-cash charge for share-based compensation expense of $3.9 million, net of tax benefit of $2.3 million, or $0.04 per diluted share. Share-based compensation expense recorded during the third quarter of 2005, prior to our adoption of SFAS 123R, was insignificant.

    Nine Months Ended September 30, 2006

    -- Consolidated revenue was $1.48 billion during the nine months ended September 30, 2006, compared to consolidated revenue of $1.51 billion during the nine months ended September 30, 2005. Revenue generated by the University segment's online platforms increased 6.3 percent, to $528.1 million during the nine months ended September 30, 2006, from $497.0 million during the nine months ended September 30, 2005.

    -- Income from operations decreased to $73.7 million during the nine months ended September 30, 2006, from $264.4 million during the nine months ended September 30, 2005. Operating income margin percentage decreased to 5.0 percent during the nine months ended September 30, 2006, from 17.6 percent during the nine months ended September 30, 2005. During the nine months ended September 30, 2006, we recorded goodwill and intangible asset impairment charges of $96.1 million, pre-tax, attributable to our Health Education and Gibbs divisions.

    University segment income from operations declined to $183.1 million during the nine months ended September 30, 2006, from $218.1 million during the nine months ended September 30, 2005. The decrease in University segment income from operations is primarily attributable to the adverse impact on student population and revenue of AIU's probation status and the cost and effect of changes adopted in response to recommendations made by AIU's accrediting body. University segment operating income margin percentage decreased to 27.6 percent during the nine months ended September 30, 2006, from 33.7 percent during the nine months ended September 30, 2005. The decrease in University segment operating income margin percentage is primarily a result of the adverse impact on revenue of AIU's probation status and the disproportionate growth of CTU Online operations, which operates at a lower operating margin percentage than that of AIU Online.

    -- Consolidated net income during the nine months ended September 30, 2006, was $25.9 million, or $0.26 per diluted share, relative to consolidated net income of $163.6 million, or $1.57 per diluted share, during the nine months ended September 30, 2005. Consolidated net income during the nine months ended September 30, 2006, includes the following non-cash charges (in millions, except per share data):


                                                          Impact on
                                                         Earnings Per
                         Pretax   Tax Benefit    Net     Diluted Share
----------------------------------------------------------------------
Goodwill and intangible
 asset impairment
 charge - Health
 Education division        $(85.8)   $2.7 (1)    $(83.1)       $(0.84)
----------------------------------------------------------------------
Goodwill and intangible
 asset impairment
 charge - Gibbs
 division                  $(10.3)      $3.9      $(6.4)       $(0.07)
----------------------------------------------------------------------
Share-based
 compensation expense      $(14.7)      $5.5      $(9.2)       $(0.09)
----------------------------------------------------------------------

----------------------------------------------------------------------
Total                     $(110.8)     $12.1     $(98.7)       $(1.00)
----------------------------------------------------------------------

    (1) The company estimates that only $7.3 million of the Health Education division goodwill and intangible asset impairment charge will be deductible for income tax reporting purposes.

    PROVISION FOR INCOME TAXES

    Provision for income taxes during the nine months ended September 30, 2006, was $62.3 million, relative to income before provision for income taxes during the nine months ended September 30, 2006, of $88.3 million. This represents an effective income tax rate of 70.6 percent for the nine months ended September 30, 3006. The unusual relationship between income before provision for income taxes and our provision for income taxes for the nine months ended September 30, 2006, is attributable to the fact that only $7.3 million of our total $85.8 million Health Education division goodwill and intangible asset impairment charge recognized during the second and third quarters of 2006 is deductible for income tax reporting purposes. Excluding the effect of the Health Education goodwill and intangible asset impairment charge, the company's effective income tax rate for the nine months ended September 30, 2006 was 37.4%.

    CASH FLOWS AND FINANCIAL POSITION

    Cash Flows

    -- Net cash provided by operating activities was $83.2 million during the third quarter of 2006, compared to $106.2 million during the third quarter of 2005. The decrease is primarily attributable to the decrease in net income during the third quarter of 2006.

    -- Capital expenditures decreased to $16.9 million during the third quarter of 2006, from $28.3 million during the third quarter of 2005. Capital expenditures represented 3.6 percent of consolidated revenue during the third quarter of 2006 and
        5.7 percent of consolidated revenue during the third quarter of 2005.

    Financial Position

    -- As of September 30, 2006, and June 30, 2006, cash and cash equivalents and investments totaled $444.5 million and $378.0 million, respectively. This increase is primarily attributable to cash generated by operating activities during the third quarter of 2006.

    -- Accounts receivable quarterly days sales outstanding (DSO) were 17 days as of September 30, 2006, which represents a six-day increase from DSO as of June 30, 2006, of 11 days and is consistent with DSO as of September 30, 2005, of 17 days.

    Stock Repurchase Program

    Since July 2005, CEC's Board of Directors has authorized the use of $500.2 million to repurchase outstanding shares of the company's common stock. Stock repurchases under this program may be made on the open market or in privately negotiated transactions from time to time, depending on factors including market conditions and corporate and regulatory requirements. The stock repurchase program does not have an expiration date and may be suspended or discontinued at any time.

    Since the inception of the program, the company has repurchased
9.1 million shares of its common stock for approximately $325.0 million at an average price of $35.63 per share. No shares were repurchased during the third quarter of 2006.

    SEGMENT REPORTING

    Pursuant to Statement of Financial Accounting Standards No. 131, Disclosure about Segments of an Enterprise and Related Information, as of September 30, 2006, CEC identified seven school reportable segments: the University segment, the Culinary Arts segment, the Colleges segment, the Health Education segment, the Gibbs segment, the Academy segment, and the INSEEC segment, and one non-school segment, the JDV Online segment.

    POPULATION AND NEW STUDENT START DATA

    Student Population

    Total student population by reportable segment as of October 31, 2006 and 2005, was as follows:

                        Population       Population      Percentage
Segment              October 31, 2006 October 31, 2005    Difference
----------------------------------------------------------------------
University (1)                 41,400           46,400           (11%)
----------------------------------------------------------------------
Culinary Arts                  11,700           12,500            (6%)
----------------------------------------------------------------------
College                        11,800           14,200           (17%)
----------------------------------------------------------------------
Health Education               11,700           11,200              5%
----------------------------------------------------------------------
Academy                        10,000           10,100            (1%)
----------------------------------------------------------------------
Gibbs                           7,000            7,500            (7%)
----------------------------------------------------------------------
INSEEC                          6,000            5,500              9%
----------------------------------------------------------------------
     CEC Consolidated          99,600          107,400            (7%)
----------------------------------------------------------------------

    (1) As of October 31, 2006 and 2005, the University segment population includes approximately 28,800 students and 32,000 students, respectively, who were taking classes at such dates in fully-online academic programs offered by University segment schools.

    New Student Starts

    New student starts by reportable segment during the third quarter of 2006 and 2005 were as follows:

                              Third Quarter Third Quarter Percentage
Segment                            2006          2005      Difference
----------------------------------------------------------------------
University (1)                       11,730        15,250        (23%)
----------------------------------------------------------------------
Culinary Arts                         4,320         4,300         0.5%
----------------------------------------------------------------------
College                               3,220         3,870        (17%)
----------------------------------------------------------------------
Health Education                      4,070         4,050         0.5%
----------------------------------------------------------------------
Academy                               1,860         2,280        (18%)
----------------------------------------------------------------------
Gibbs                                 1,620         1,650         (2%)
----------------------------------------------------------------------
INSEEC                                2,680         2,400          12%
----------------------------------------------------------------------
     CEC Consolidated                29,500        33,800        (13%)
----------------------------------------------------------------------

    (1) University segment new student starts includes approximately 9,200 students and 12,200 students, respectively, who were taking classes in fully-online academic programs offered by University segment schools during the third quarter of 2006 and 2005.

    RECENT INITIATIVES

    During the third quarter of 2006, the company executed a number of initiatives aimed at fostering the sustainable growth of its student population and profitability. These initiatives included the following:

    -- We began a search for a new Chief Marketing and Admissions Officer and continue to look for a senior-level admissions executive for our on-ground business.

    -- We initiated a new branding effort to better leverage CEC's competitive advantages.

    -- We instituted an incentive compensation program for admission representatives to reduce turnover. The plan rewards admission representatives for enrolling students who successfully complete all or a specified portion of their academic programs, and is fully compliant with the requirements and guidelines of the Department of Education.

    -- We expanded financing options available to all students, which primarily impacted our Culinary Arts and Healthcare segment schools during the third quarter of 2006.

    -- We began a program to rationalize our assets, starting with the teach-out of our Springfield, Massachusetts Sanford-Brown campus.

    "In the near term, we will be making a number of significant decisions related to profitability, marketing direction, and student and employee retention that we believe will position our company for future growth," said Dowdell. "We will ensure that our resources and attention are directed toward opportunities that will offer the greatest benefit to our students and provide the greatest return for our shareholders."

    CONFERENCE CALL INFORMATION

    Career Education Corporation will host a conference call today, November 7, 2006, at 5:00 p.m. (Eastern Time). Interested parties can access the live webcast of the conference call at www.careered.com. Participants can also listen to the conference call by dialing
617.614.2707 (international) or 866.761.0749 (domestic) and citing code 81765373. Please log-in or dial-in at least 10 minutes prior to the conference call start time to ensure a connection. An archived version of the conference call webcast will be accessible for 90 days at www.careered.com. A replay of the conference call will also be available for seven days by calling 617-801-6888 (international) or 888-286-8010 and citing code 78537381.

    About Career Education Corporation

    The colleges, schools and universities that are part of the Career Education Corporation (CEC) family offer high quality education to approximately 100,000 students across the world in a variety of career-oriented disciplines. The 80-plus campuses that serve these students are located throughout the U. S., Canada, France, and the United Kingdom, and offer doctoral, master's, bachelor's, and associate degrees and diploma and certificate programs. Many students attend the fully online educational platforms offered by American InterContinental University Online and Colorado Technical University Online.

    Career Education is an industry leader whose gold-standard brands are recognized globally. Those brands include, among others, Le Cordon Bleu Schools North America; Harrington College of Design; Brooks Institute of Photography; the Katharine Gibbs Schools; American InterContinental University; Colorado Technical University and Sanford-Brown Institutes and Colleges. The mission of CEC, through its schools, its educators, and its employees is education--their primary goal, to enable students to graduate successfully and pursue rewarding careers.

    For more information see www.careered.com. The company's website also has a detailed listing of individual campus locations and web links for its 80-plus colleges, schools and universities.

    Except for the historical and present factual information contained herein, the matters set forth in this release, including statements under "Recent Initiatives" and statements identified by words such as "anticipate," "believe," "plan," "expect," "intend," "project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: future financial and operational results, including the impact of the impairment of goodwill and other intangible assets; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals, including the adverse impact of negative publicity concerning the continued probation status of American InterContinental University and ongoing review by its accrediting body; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, including the pending Securities and Exchange Commission and Justice Department investigations and class action, derivative, and other lawsuits; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; risks related to competition, general economic conditions, and other risk factors relating to our industry and business and the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2005, and from time to time in our other reports filed with the Securities and Exchange Commission.


            CAREER EDUCATION CORPORATION AND SUBSIDIARIES
             UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
        For the Three Months Ended September 30, 2006 and 2005
       (In thousands, except per share amounts and percentages)

                                              % of              % of
                                     2006    Revenue   2005    Revenue
                                   --------- ------- --------- -------

REVENUE:
 Tuition and registration fees     $437,996    94.7% $472,231    94.9%
 Other                               24,389     5.3%   25,251     5.1%
                                   ---------         ---------
  Total revenue                     462,385   100.0%  497,482   100.0%
                                   ---------         ---------

OPERATING EXPENSES:
 Educational services and
  facilities                        159,519    34.5%  154,797    31.1%
 General and administrative         251,903    54.5%  238,075    47.9%
 Depreciation and amortization       21,886     4.7%   20,899     4.2%
 Goodwill and intangible asset
  impairment charge                     785     0.2%        -      - %
                                   ---------         ---------
  Total operating expenses          434,093    93.9%  413,771    83.2%
                                   ---------         ---------
Income from operations               28,292     6.1%   83,711    16.8%
                                   ---------         ---------

OTHER INCOME (EXPENSE):
 Interest income                      4,491     1.0%    1,890     0.4%
 Interest expense                      (322)   -0.1%     (343)   -0.1%
 Share of affiliate earnings            510     0.1%      428     0.1%
 Miscellaneous income                   120     0.1%      228     0.1%
                                   ---------         ---------
  Total other income                  4,799     1.1%    2,203     0.5%
                                   ---------         ---------

Income before provision for income
 taxes                               33,091     7.2%   85,914    17.3%
PROVISION FOR INCOME TAXES           12,376     2.7%   30,979     6.3%
                                   ---------         ---------

NET INCOME                          $20,715     4.5%  $54,935    11.0%
                                   =========         =========

NET INCOME PER SHARE - DILUTED:       $0.22             $0.53
                                   =========         =========

DILUTED WEIGHTED AVERAGE SHARES
 OUTSTANDING:                        96,195           103,125
                                   =========         =========


            CAREER EDUCATION CORPORATION AND SUBSIDIARIES
             UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
        For the Nine Months Ended September 30, 2006 and 2005
       (In thousands, except per share amounts and percentages)

                                            % of                % of
                                  2006     Revenue    2005     Revenue
                               ----------- ------- ----------- -------

REVENUE:
 Tuition and registration fees $1,413,074    95.6% $1,433,044    95.2%
 Other                             64,726     4.4%     72,337     4.8%
                               -----------         -----------
  Total revenue                 1,477,800   100.0%  1,505,381   100.0%
                               -----------         -----------

OPERATING EXPENSES:
 Educational services and
  facilities                      478,017    32.3%    464,596    30.9%
 General and administrative       765,105    51.8%    718,468    47.7%
 Depreciation and amortization 64,837 4.4% 57,933 3.8% Goodwill and intangible asset
  impairment charge                96,149     6.5%          -     0.0%
                               -----------         -----------
  Total operating expenses      1,404,108    95.0%  1,240,997    82.4%
                               -----------         -----------
Income from operations             73,692     5.0%    264,384    17.6%
                               -----------         -----------

OTHER INCOME (EXPENSE):
 Interest income                   13,469     0.9%      7,877     0.5%
 Interest expense                  (1,010)   -0.1%     (1,199)   -0.1%
 Share of affiliate earnings        2,109     0.2%      3,670     0.2%
 Miscellaneous expense                 (9)    0.0%       (530)    0.0%
                               -----------         -----------
  Total other income               14,559     1.0%      9,818     0.6%
                               -----------         -----------

Income before provision for
 income taxes                      88,251     6.0%    274,202    18.2%
PROVISION FOR INCOME TAXES         62,346     4.2%    104,882     7.0%
                               -----------         -----------
Income from continuing
 operations                        25,905     1.8%    169,320    11.2%

DISCONTINUED OPERATIONS:
 Loss from discontinued
  operations                            -     0.0%     (5,700)   -0.3%
                               -----------         -----------

NET INCOME                        $25,905     1.8%   $163,620    10.9%
                               ===========         ===========

NET INCOME PER SHARE -
 DILUTED:
 Income from continuing
  operations                       $0.263              $1.620
 Loss from discontinued
  operations                            -              (0.055)
                               -----------         -----------
  Net income                       $0.263              $1.566
                               ===========         ===========

DILUTED WEIGHTED AVERAGE
 SHARES OUTSTANDING:               98,556             104,489
                               ===========         ===========


            CAREER EDUCATION CORPORATION AND SUBSIDIARIES
                UNAUDITED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                           September 30, December 31,
                                               2006          2005
                                           ------------- -------------

                  ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                     $116,157      $132,308
 Investments                                    328,328       272,093
                                           ------------- -------------
    Total cash and cash equivalents and
     investments                                444,485       404,401
 Receivables:
     Students, net of allowance for
      doubtful accounts of $37,902 and
      $44,839 as of September 30, 2006,
      and December 31, 2005, respectively        76,076        76,447
     Other, net                                   8,494         5,015
 Prepaid expenses                                39,141        37,412
 Inventories                                     13,839        14,090
 Deferred income tax assets                      10,122        10,122
 Other current assets                            19,021        31,067
                                           ------------- -------------
      Total current assets                      611,178       578,554
PROPERTY AND EQUIPMENT, net                     400,431       411,144
GOODWILL                                        349,459       443,584
INTANGIBLE ASSETS, net                           34,559        35,286
OTHER ASSETS                                     31,844        37,537
                                           ------------- -------------
TOTAL ASSETS                                 $1,427,471    $1,506,105
                                           ============= =============

   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Current maturities of long-term debt              $572          $627
 Accounts payable                                30,544        28,627
 Accrued expenses:
     Payroll and related benefits                30,653        39,471
     Income taxes                                 2,618        23,509
     Other                                       75,652        82,513
 Deferred tuition revenue                       177,419       152,007
                                           ------------- -------------
      Total current liabilities                 317,458       326,754
                                           ------------- -------------

LONG-TERM LIABILITIES:
 Long-term debt, net of current maturities       13,737        16,358
 Deferred rent obligations                       97,453        89,680
 Deferred income tax liabilities                 31,212        31,212
 Other                                            5,769         5,854
                                           ------------- -------------
      Total long-term liabilities               148,171       143,104
                                           ------------- -------------

SHARE-BASED AWARDS SUBJECT TO REDEMPTION         15,641             -

STOCKHOLDERS' EQUITY:
 Common stock                                     1,038         1,033
 Additional paid-in capital                     616,679       591,287
 Accumulated other comprehensive income           1,127         1,989
 Retained earnings                              652,360       642,096
 Cost of shares in treasury                    (325,003)     (200,158)
                                           ------------- -------------
      Total stockholders' equity                946,201     1,036,247
                                           ------------- -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $1,427,471    $1,506,105
                                           ============= =============


            CAREER EDUCATION CORPORATION AND SUBSIDIARIES
           UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
        For the Three Months Ended September 30, 2006 and 2005
                            (In thousands)

                                                     2006      2005
                                                   --------- ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                         $20,715   $54,935
 Adjustments to reconcile net income to net cash
  provided by operating activities:
    Goodwill and intangible asset impairment
     charge                                             785         -
    Depreciation and amortization                    21,886    20,899
    Compensation expense related to share-based
     awards                                           6,163         -
    Loss on disposition of property and equipment         5        22
    Share of affiliate earnings, net of dividends
     received                                         3,633      (428)
    Tax benefit associated with stock option
     exercises                                            -     2,410
    Other                                              (234)      193
    Changes in operating assets and liabilities      30,273    28,202
                                                   --------- ---------
           Net cash provided by operating
            activities                               83,226   106,233
                                                   --------- ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Business disposition                                     -        26
 Purchases of property and equipment                (16,870)  (28,336)
 Purchases of available-for-sale investments       (249,160) (284,012)
 Sales of available-for-sale investments            208,241   272,629
 Investments in and advances to affiliates             (108)        -
 Other                                                 (146)       46
                                                   --------- ---------
           Net cash used in investing activities    (58,043)  (39,647)
                                                   --------- ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Purchases of treasury stock                              -  (200,158)
 Issuance of common stock                             1,236     5,051
 Tax benefit associated with stock option
  exercises                                              51         -
 Payments of revolving loans                         (3,487)     (181)
 Proceeds from the issuance of other long-term
  debt                                                    -     2,431
 Payments of capital lease obligations and other
  long-term debt                                        (69)     (248)
                                                   --------- ---------
           Net cash used in financing activities     (2,269) (193,105)
                                                   --------- ---------

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE
 CHANGES ON CASH AND CASH EQUIVALENTS                 2,654      (284)
                                                   --------- ---------

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                         25,568  (126,803)
CASH AND CASH EQUIVALENTS, beginning of period       90,589   217,044
                                                   --------- ---------
CASH AND CASH EQUIVALENTS, end of period           $116,157   $90,241
                                                   ========= =========


            CAREER EDUCATION CORPORATION AND SUBSIDIARIES
           UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
        For the Nine Months Ended September 30, 2006 and 2005
                            (In thousands)

                                                       2006      2005
                                                   --------- ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                         $25,905  $163,620
 Adjustments to reconcile net income to net cash
  provided by operating activities:
    Goodwill and intangible asset impairment
     charge                                          96,149         -
    Loss from discontinued operations                     -     5,700
    Depreciation and amortization                    64,837    57,933
    Compensation expense related to share-based
     awards                                          14,649         -
    Loss on disposition of property and equipment       260       572
    Share of affiliate earnings, net of dividends
     received                                         2,034    (1,810)
    Tax benefit associated with stock option
     exercises                                            -     4,826
    Other                                               236       593
    Changes in operating assets and liabilities      10,617    55,886
                                                   --------- ---------
           Net cash provided by operating
            activities                              214,687   287,320
                                                   --------- ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Business disposition                                     -      (908)
 Purchases of property and equipment                (60,021)  (99,232)
 Purchases of available-for-sale investments       (801,610) (700,636)
 Sales of available-for-sale investments            745,526   447,024
 Investments in and advances to affiliates             (134)        -
 Other                                                 (230)    1,504
                                                   --------- ---------
           Net cash used in investing activities   (116,469) (352,248)
                                                   --------- ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Purchases of treasury stock                       (124,845) (200,158)
 Issuance of common stock                             8,647    12,003
 Tax benefit associated with stock option
  exercises                                           2,101         -
 Payments of revolving loans                         (3,487)   (2,060)
 Proceeds from the issuance of other long-term
  debt                                                    -     2,431
 Payments of capital lease obligations and other
  long-term debt                                       (253)   (1,753)
                                                   --------- ---------
           Net cash used in financing activities   (117,837) (189,537)
                                                   --------- ---------

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE
 CHANGES ON CASH AND CASH EQUIVALENTS                 3,468    (4,752)
                                                   --------- ---------

NET DECREASE IN CASH AND CASH EQUIVALENTS           (16,151) (259,217)
CASH AND CASH EQUIVALENTS, beginning of period      132,308   349,458
                                                   --------- ---------
CASH AND CASH EQUIVALENTS, end of period           $116,157   $90,241
                                                   ========= =========


                     CAREER EDUCATION CORPORATION
                   SELECTED SEGMENT INFORMATION (1)
                        (Dollars in thousands)

                                               For the Three Months
                                                Ended September 30,

                                             -------------------------
                                                2006         2005
                                             ------------ ------------

REVENUE:
   University segment                           $193,352     $215,280
   Culinary Arts segment                          96,908      100,406
   Colleges segment                               58,427       68,961
   Health Education segment                       42,811       38,310
   Academy segment                                37,688       38,160
   Gibbs segment                                  25,921       30,756
   INSEEC segment                                  7,045        5,609
   JDV Online segment                                233            -
                                             ------------ ------------
                                                $462,385     $497,482
                                             ============ ============

SEGMENT PROFIT (LOSS) (2):
   University segment                            $33,208      $63,925
   Culinary Arts segment                          19,341       25,439
   Colleges segment                                3,876        9,644
   Health Education segment                          339          683
   Academy segment                                   427        2,193
   Gibbs segment                                  (9,244)      (5,501)
   INSEEC segment                                    886          297
   JDV Online segment                             (1,983)        (785)
   Corporate and other                           (18,048)     (11,756)
                                             ------------ ------------
                                                 $28,802      $84,139
                                             ============ ============

SEGMENT PROFIT (LOSS) PERCENTAGE:
   University segment                               17.2%        29.7%
   Culinary Arts segment                            20.0%        25.3%
   Colleges segment                                  6.6%        14.0%
   Health Education segment                          0.8%         1.8%
   Academy segment                                   1.1%         5.7%
   Gibbs segment                                   -35.7%       -17.9%
   INSEEC segment                                   12.6%         5.3%
   JDV Online segment                             -851.1%         N/A

----------------------------------------------------------------------

(1) Effective September 30, 2006, we changed the composition of our reportable segments. The historical 2005 segment information reflected in this table is categorized in accordance with our new segment structure.
(2) Segment profit equals the sum of income from operations and share of affiliate earnings.


                     CAREER EDUCATION CORPORATION
                   SELECTED SEGMENT INFORMATION (1)
                        (Dollars in thousands)

                                             For the Nine Months Ended
                                                   September 30,

                                             -------------------------
                                                2006         2005
                                             ------------ ------------

REVENUE:
   University segment                           $663,256     $648,029
   Culinary Arts segment                         270,242      283,870
   Colleges segment                              184,572      212,214
   Health Education segment                      124,471      113,739
   Academy segment                               120,133      115,915
   Gibbs segment                                  82,088      102,144
   INSEEC segment                                 32,554       29,470
   JDV Online segment                                484            -
                                             ------------ ------------
                                              $1,477,800   $1,505,381
                                             ============ ============

SEGMENT PROFIT (LOSS) (2):
   University segment                           $183,092     $218,137
   Culinary Arts segment                          41,734       58,824
   Colleges segment                               15,632       33,090
   Health Education segment (3)                  (83,673)        (709)
   Academy segment                                 6,828        5,628
   Gibbs segment (3)                             (37,262)     (11,469)
   INSEEC segment                                  5,927        6,056
   JDV Online segment                             (6,053)      (1,232)
   Corporate and other                           (50,424)     (40,271)
                                             ------------ ------------
                                                 $75,801     $268,054
                                             ============ ============

SEGMENT PROFIT (LOSS) PERCENTAGE:
   University segment                               27.6%        33.7%
   Culinary Arts segment                            15.4%        20.7%
   Colleges segment                                  8.5%        15.6%
   Health Education segment                        -67.2%        -0.6%
   Academy segment                                   5.7%         4.9%
   Gibbs segment                                   -45.4%       -11.2%
   INSEEC segment                                   18.2%        20.5%
   JDV Online segment                            -1250.6%         N/A

----------------------------------------------------------------------

(1) Effective September 30, 2006, we changed the composition of our reportable segments. The historical 2005 segment information reflected in this table is categorized in accordance with our new segment structure.
(2) Segment profit equals the sum of income from operations and share of affiliate earnings.
(3) Health Education and Gibbs segment loss for the nine months ended September 30, 2006, includes goodwill and intangible asset impairment charges of $85,760 and $10,389, respectively.


                     CAREER EDUCATION CORPORATION
        SELECTED ACCOUNTS RECEIVABLE AND ALLOWANCE INFORMATION
                        (Dollars in thousands)

DAYS SALES OUTSTANDING

                             September 30,
                        -----------------------
                           2006        2005
                        ------------ ----------


Total revenue during
 the quarter ended         $462,385   $497,482
Number of days in the
 quarter ended                   92         92
Total revenue per day        $5,026     $5,407
Total receivables, net      $84,570    $89,578
 Days sales outstanding          17         17


ALLOWANCE AS A PERCENTAGE OF STUDENT
 RECEIVABLES

                             September 30,
                        -----------------------
                           2006        2005
                        ------------ ----------


Allowance for doubtful
 accounts                   $37,902    $50,626
Gross student
 receivables               $113,978   $134,877
 Allowance as a
  percentage of student
   receivables                 33.3%      37.5%


STUDENT RECEIVABLES VALUATION
 ALLOWANCE

                          Balance,               Amounts    Balance,
                        Beginning of  Charges    Written-    End of
                           Period    to Expense    Off       Period
                        ------------ ---------- ---------- -----------

For the three months
 ended September 30,
 2006                       $38,716    $18,196   $(19,010)    $37,902

For the three months
 ended September 30,
 2005                       $50,726    $22,685   $(22,785)    $50,626

For the nine months
 ended September 30,
 2006                       $44,839    $50,460   $(57,397)    $37,902

For the nine months
 ended September 30,
 2005                       $61,136    $61,719   $(72,229)    $50,626


                     CAREER EDUCATION CORPORATION
           SELECTED HISTORICAL 2006 SEGMENT INFORMATION (1)
                        (Dollars in thousands)


                                                     For the Three
                                                      Months Ended,
                                                   -------------------
                                                   March 31, June 30,
                                                   --------- ---------
REVENUE:
   University segment                              $243,582  $226,322
   Culinary Arts segment                             90,628    82,706
   Colleges segment                                  66,320    59,825
   Health Education segment                          40,578    41,082
   Academy segment                                   43,027    39,418
   Gibbs segment                                     29,505    26,662
   INSEEC segment                                    14,883    10,626
   JDV Online segment                                   107       144
                                                   --------- ---------
                                                   $528,630  $486,785
                                                   ========= =========

SEGMENT PROFIT (LOSS):
   University segment                               $82,390   $67,494
   Culinary Arts segment                             14,009     8,384
   Colleges segment                                   7,274     4,482
   Health Education segment (2)                       1,213   (85,225)
   Academy segment                                    4,681     1,720
   Gibbs segment (3)                                (17,553)  (10,465)
   INSEEC segment                                     3,862     1,179
   JDV Online segment                                (1,889)   (2,181)
   Corporate and other                              (13,869)  (18,507)
                                                   --------- ---------
                                                     80,118   (33,119)
                                                   ========= =========

SEGMENT PROFIT (LOSS) PERCENTAGE:
   University segment                                  33.8%     29.8%
   Culinary Arts segment                               15.5%     10.1%
   Colleges segment                                    11.0%      7.5%
   Health Education segment (2)                         3.0%   -207.5%
   Academy segment                                     10.9%      4.4%
   Gibbs segment (3)                                  -59.5%    -39.3%
   INSEEC segment                                      25.9%     11.1%
   JDV Online segment                               -1765.4%  -1514.6%

STUDENT STARTS:
   University segment (4)                            17,020    10,510
   Culinary Arts segment                              2,510     1,690
   Colleges segment                                   1,740     1,110
   Health Education segment                           3,790     3,060
   Academy segment                                    1,540     1,170
   Gibbs segment                                      1,270     1,190
   INSEEC segment                                       460       330
                                                   --------- ---------
                                                     28,330    19,060
                                                   ========= =========

STUDENT POPULATION AS OF:                          April 30, July 31,
                                                   --------- ---------
   University segment (5)                            44,000    37,700
   Culinary Arts segment                             10,600    10,600
   Colleges segment                                  11,500    10,300
   Health Education segment                          11,100    10,600
   Academy segment                                    9,100     8,600
   Gibbs segment                                      6,500     6,200
   INSEEC segment                                     4,300       700
                                                   --------- ---------
                                                     97,100    84,700
                                                   ========= =========

(1) Effective September 30, 2006, we changed the composition of our reportable segments. The historical segment information reflected in this table is categorized in accordance with our new segment structure.
(2) Health Education segment loss for the quarter ended June 30, 2006, includes a goodwill impairment charge of $84,975.
(3) Gibbs segment loss for the quarter ended March 31, 2006, includes a goodwill impairment charge of $10,389.
(4) University segment student starts during the quarters ended March 31, 2006, and June 30, 2006, included student starts of 14,800 and 9,000, respectively, for its fully-online platforms.
(5) University segment student population as of April 30, 2006, and July 31, 2006, included 31,500 and 28,500 students, respectively, enrolled in its fully-online platforms.


                     CAREER EDUCATION CORPORATION
           SELECTED HISTORICAL 2005 SEGMENT INFORMATION (1)
                        (Dollars in thousands)


                       For the Three Months Ended,
               -------------------------------------------
                                                            For the
                                                            Year Ended
                                     September  December    December
               March 31,   June 30,      30,        31,        31,
               ---------- ---------- ---------- ---------- -----------
REVENUE:
   University
    segment     $211,719   $221,030   $215,280   $222,095    $870,124
   Culinary
    Arts
    segment       92,556     90,908    100,406     99,461     383,331
   Colleges
    segment       75,765     67,488     68,961     76,287     288,501
   Health
    Education
    segment       37,921     37,508     38,310     40,135     153,874
   Academy
    segment       40,648     37,107     38,160     44,094     160,009
   Gibbs
    segment       38,272     33,116     30,756     31,728     133,872
   INSEEC
    segment       13,555     10,306      5,609     15,360      44,830
   JDV Online
    segment            -          -          -         14          14
               ---------- ---------- ---------- ---------- -----------
                $510,436   $497,463   $497,482   $529,174  $2,034,555
               ========== ========== ========== ========== ===========

SEGMENT PROFIT
 (LOSS):
   University
    segment      $78,530    $75,682    $63,925    $69,887    $288,024
   Culinary
    Arts
    segment       18,336     15,049     25,439     23,847      82,671
   Colleges
    segment       14,245      9,201      9,644     14,707      47,797
   Health
    Education
    segment       (1,003)      (389)       683      1,797       1,088
   Academy
    segment        2,863        572      2,193      6,068      11,696
   Gibbs
    segment         (955)    (5,013)    (5,501)    (3,920)    (15,389)
   INSEEC
    segment        3,462      2,297        297      3,077       9,133
   JDV Online
    segment          (75)      (372)      (785)    (2,171)     (3,403)
   Corporate
    and other    (14,680)   (13,835)   (11,756)    (7,207)    (47,478)
               ---------- ---------- ---------- ---------- -----------
                $100,723    $83,192    $84,139   $106,085    $374,139
               ========== ========== ========== ========== ===========

SEGMENT PROFIT
 (LOSS)
 PERCENTAGE:
   University
    segment         37.1%      34.2%      29.7%      31.5%       33.1%
   Culinary
    Arts
    segment         19.8%      16.6%      25.3%      24.0%       21.6%
   Colleges
    segment         18.8%      13.6%      14.0%      19.3%       16.6%
   Health
    Education
    segment         -2.6%      -1.0%       1.8%       4.5%        0.7%
   Academy
    segment          7.0%       1.5%       5.7%      13.8%        7.3%
   Gibbs
    segment         -2.5%     -15.1%     -17.9%     -12.4%      -11.5%
   INSEEC
    segment         25.5%      22.3%       5.3%      20.0%       20.4%
   JDV Online
    segment          N/A        N/A        N/A   -15507.1%   -24307.1%

STUDENT
 STARTS:
   University
    segment       20,030     13,010     15,250     16,600      64,890
   Culinary
    Arts
    segment        2,710      1,940      4,300      2,100      11,050
   Colleges
    segment        2,630      1,460      3,870      1,620       9,580
   Health
    Education
    segment        3,220      2,830      4,050      2,570      12,670
   Academy
    segment        1,810      1,380      2,280      2,640       8,110
   Gibbs
    segment        1,620      1,250      1,650      1,800       6,320
   INSEEC
    segment          480        260      2,400        900       4,040
               ---------- ---------- ---------- ---------- -----------
                  32,500     22,130     33,800     28,230     116,660
               ========== ========== ========== ========== ===========

STUDENT
 POPULATION AS                        October    January
 OF:           April 30,   July 31,      31,        31,
               ---------- ---------- ---------- ----------
   University
    segment       39,400     41,200     46,400     46,400
   Culinary
    Arts
    segment       11,600     11,500     12,500     11,500
   Colleges
    segment       13,500     12,700     14,200     13,100
   Health
    Education
    segment       10,700     10,100     11,200     10,900
   Academy
    segment        8,900      8,800     10,100      9,800
   Gibbs
    segment        8,100      7,400      7,500      7,000
   INSEEC
    segment        4,500        300      5,500      5,500
               ---------- ---------- ---------- ----------
                  96,700     92,000    107,400    104,200
               ========== ========== ========== ==========

(1) Effective September 30, 2006, we changed the composition of our reportable segments. The historical segment information reflected in this table is categorized in accordance with our new segment structure.


                     CAREER EDUCATION CORPORATION
           SELECTED HISTORICAL 2004 SEGMENT INFORMATION (1)
                        (Dollars in thousands)



                       For the Three Months Ended,
                ------------------------------------------
                                                            For the
                                                            Year Ended
                                      September  December   December
                March 31,   June 30,      30,       31,        31,
                ---------- ---------- ---------- --------- -----------
REVENUE:
   University
    segment      $123,049   $145,556   $155,840  $173,103    $597,548
   Culinary
    Arts
    segment        78,861     79,433     92,749    98,558     349,601
   Colleges
    segment        69,210     61,776     68,921    84,185     284,092
   Health
    Education
    segment        33,771     34,855     37,732    38,637     144,995
   Academy
    segment        34,423     32,790     34,740    41,443     143,396
   Gibbs
    segment        46,781     41,650     41,289    42,049     171,769
   INSEEC
    segment        11,270      8,002      4,763    13,096      37,131
                ---------- ---------- ---------- --------- -----------
                 $397,365   $404,062   $436,034  $491,071  $1,728,532
                ========== ========== ========== ========= ===========

SEGMENT PROFIT
 (LOSS):
   University
    segment       $41,302    $48,452    $44,737   $48,517    $183,008
   Culinary
    Arts
    segment        15,033     14,328     23,322    26,821      79,504
   Colleges
    segment        12,468      8,854     12,324    22,543      56,189
   Health
    Education
    segment          (552)      (634)     1,344     2,819       2,977
   Academy
    segment         2,081       (408)      (878)    3,427       4,222
   Gibbs
    segment           877     (3,133)    (4,755)   (5,191)    (12,202)
   INSEEC
    segment         2,599      1,577       (628)    3,357       6,905
   Corporate
    and other      (8,732)    (7,558)    (5,885)   (2,619)    (24,794)
                ---------- ---------- ---------- --------- -----------
                  $65,076    $61,478    $69,581   $99,674    $295,809
                ========== ========== ========== ========= ===========

SEGMENT PROFIT (LOSS)
 PERCENTAGE:
   University
    segment          33.6%      33.3%      28.7%     28.0%       30.6%
   Culinary
    Arts
    segment          19.1%      18.0%      25.1%     27.2%       22.7%
   Colleges
    segment          18.0%      14.3%      17.9%     26.8%       19.8%
   Health
    Education
    segment          -1.6%      -1.8%       3.6%      7.3%        2.1%
   Academy
    segment           6.0%      -1.2%      -2.5%      8.3%        2.9%
   Gibbs
    segment           1.9%      -7.5%     -11.5%    -12.3%       -7.1%
   INSEEC
    segment          23.1%      19.7%     -13.2%     25.6%       18.6%

STUDENT STARTS:
   University
    segment        12,190      9,250     12,840    14,490      48,770
   Culinary
    Arts
    segment         2,760      2,120      4,530     2,620      12,030
   Colleges
    segment         3,040      2,030      5,000     2,320      12,390
   Health
    Education
    segment         3,810      3,010      4,100     2,630      13,550
   Academy
    segment         1,880      1,510      2,720     2,780       8,890
   Gibbs
    segment         2,830      2,300      2,690     2,630      10,450
   INSEEC
    segment           290        320      1,660     1,160       3,430
                ---------- ---------- ---------- --------- -----------
                   26,800     20,540     33,540    28,630     109,510
                ========== ========== ========== ========= ===========

STUDENT
 POPULATION AS                         October   January
 OF:            April 30,   July 31,      31,       31,
                ---------- ---------- ---------- ---------
   University
    segment        28,500     29,600     35,600    39,800
   Culinary
    Arts
    segment        10,500     11,100     12,700    12,200
   Colleges
    segment        13,900     12,900     16,000    15,200
   Health
    Education
    segment        10,800     10,200     11,100    10,800
   Academy
    segment         8,200      8,200      9,100     9,400
   Gibbs
    segment        11,000     10,200     10,300     9,200
   INSEEC
    segment         3,800        100      4,600     4,900
                ---------- ---------- ---------- ---------
                   86,700     82,300     99,400   101,500
                ========== ========== ========== =========

(1) Effective September 30, 2006, we changed the composition of our reportable segments. The historical segment information reflected in this table is categorized in accordance with our new segment structure.


                     CAREER EDUCATION CORPORATION
            OCTOBER 2006 SEGMENT STUDENT START INFORMATION


                                                   For the Month Ended
                                                       October 31,
                                                   -------------------
                                                     2006      2005
                                                   --------- ---------
STUDENT STARTS:
 University segment                                   7,450    11,270
 Culinary Arts segment                                1,470     1,140
 Colleges segment                                     1,120     1,520
 Health Education segment                             1,430     1,210
 Academy segment                                      2,530     2,650
 Gibbs segment                                        2,070     1,820
 INSEEC segment                                         930       940
                                                   --------- ---------
                                                     17,000    20,550
                                                   ========= =========


            CAREER EDUCATION CORPORATION AND SUBSIDIARIES
            SELECTED QUARTERLY DATA FOR UNIVERSITY SEGMENT

                          2006                        2005
               --------------------------- ---------------------------
                 1Q     2Q     3Q     4Q     1Q     2Q     3Q     4Q
               ------ ------ ------ ------ ------ ------ ------ ------

Revenue
 earning days
 AIU Online       83     84     78     70     82     84     79     70
 CTU Online       77     77     77  77     77     77     77     77
               ------ ------ ------ ------ ------ ------ ------ ------
   Total         160    161    155    147    159    161    156    147
               ====== ====== ====== ====== ====== ====== ====== ======


                       AIU Online                  CTU Online
               --------------------------- ---------------------------
                   2006          2005          2006          2005
               ------------- ------------- ------------- -------------
                Start  Grad   Start  Grad   Start  Grad   Start  Grad
               ------ ------ ------ ------ ------ ------ ------ ------

January          1/1   none    1/2   none    1/1   none    1/2   none
February         2/5    2/4   2/13    2/5    2/8    2/7    2/9    2/8
March           3/19   3/11   3/20   3/19   none   3/18   none   3/19
 Total 1Q
  dates            3      2      3      2      2      2      2      2

April           4/23   4/22   none   4/23    4/2   none    4/3   none
May             none   5/27    5/1   none   5/17    5/9   5/11   5/10
June             6/4   none    6/5    6/4   none   6/24   none   6/18
 Total 2Q
  dates            2      2      2      2      2      2      2      2

July             7/9    7/8   7/17    7/9    7/2   none    7/3   none
August          8/27   8/12   8/21   8/20   8/16    8/8   8/10    8/9
September       none   9/30   none   9/24   none   9/23   none   9/17
 Total 3Q
  dates            2      3      2      3      2      2      2      2

October         10/1   none   10/9   none   10/1   none   10/2   none
November       11/12   11/4  11/13  11/12  11/15   11/7   11/9   11/8
December        none  12/16   none  12/17   none  12/23   none  12/17
 Total 4Q
  dates            2      2      2      2      2      2      2      2

    CONTACT: Career Education Corporation
             Investors:
             Karen M. King
             847-585-3899
             www.careered.com
             or
             Media:
             Pattie Overstreet-Miller
             847-851-7351
             or
             Lynne Baker
             847-851-7006